SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

Polaris II Platinum Series Variable Annuity

VARIABLE ANNUITY ACCOUNT SEVEN

Polaris II A-Class Platinum Series Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris II Variable Annuity

Polaris II A-Class Platinum Series Variable Annuity

American General Life Insurance Company (“AGL”) and The United States Life Insurance Company in the City of New York (“US Life”) are amending the Prospectus for the purpose of adding the following information.

MARKETLOCK FOR LIFE PLUS EXTENSION PARAMETERS

The information below is important to you if you purchased a contract between February 11, 2008 and May 3, 2009 and you elected the MarketLock For Life Plus living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you have an opportunity to extend the Income Base Evaluation Period (the “Extension”) for an additional five years. In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension on or about your tenth anniversary, you will not be permitted to extend the Income Base Evaluation Period in the future.

As a reminder, you also have the option to cancel your MarketLock For Life Plus living benefit on your tenth anniversary, or any anniversary after the tenth. If you elect to cancel your feature, you will no longer receive the guarantees of the MarketLock For Life Plus living benefit and you will no longer be charged the fee. Please see “Can MarketLock For Life Plus be cancelled?” in the MarketLock For Life Plus section under OPTIONAL LIVING BENEFITS in the prospectus.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. If you elect the Extension, we will send you a new contract endorsement.

For information on the MarketLock Income Plus living benefit you elected at purchase, please see MarketLock For Life Plus section under OPTIONAL LIVING BENEFITS in the prospectus.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form we send you. The terms of the Extension for contract purchased between February 11, 2008 and May 3, 2009 are detailed below. The Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. The Income Base is used to determine your Maximum Annual Withdrawal Amount.

What is the fee if I elect the Extension?

If you purchased your contract between February 11, 2008 and April 30, 2008 and if you elect the Extension, the fee for the feature will be increased by 0.25% as follows:

Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.70%	0.95%
Two	0.95%	1.20%

If you purchased your contract between May 1, 2008 and May 3, 2009 and if you elect the Extension, the fee for the feature will be increased by 0.25% as follows:

Number of Covered Persons	Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
One	0.75%	1.00%
Two	1.00%	1.25%

What are the investment requirements if I elect the Extension?

If you elect the Extension, you must allocate your assets in accordance with one of the following 3 options:

Option 1

100% in one or more of the following Variable Portfolios:

Franklin Income VIP Fund

Franklin Founding Funds VIP Allocation Fund

SA American Funds Asset Allocation

SA Edge Asset Allocation

SA JPMorgan Balanced

SA MFS Total Return

Option 2	100% in one of the following Allocations:

Variable Portfolio	Allocation A	Allocation B
American Funds Global Growth	2.0%	3.0%
American Funds Growth-Income	0.0%	0.0%
Invesco V.I. Comstock Fund	5.0%	5.0%
Invesco V.I. Growth and Income Fund	6.0%	7.0%
SA AB Growth	1.0%	1.0%
SA AB Small & Mid Cap Value	1.0%	1.0%
SA Boston Company Capital Growth	2.0%	3.0%
SA DFA Ultra Short Bond	2.0%	1.0%
SA Dogs of Wall Street	3.0%	3.0%
SA Federated Corporate Bond	10.0%	8.0%
SA Franklin Foreign Value	3.0%	3.0%
SA Franklin Small Company Value	0.0%	2.0%
SA Goldman Sachs Global Bond	4.0%	4.0%
SA Janus Focused Growth	0.0%	1.0%
SA JPMorgan Emerging Markets	0.0%	1.0%
SA JPMorgan Equity-Income	6.0%	7.0%
SA JPMorgan MFS Core Bond	17.0%	13.0%
SA Legg Mason BW Large Cap Value	4.0%	4.0%
SA MFS Blue Chip Growth	2.0%	3.0%
SA MFS Massachusetts Investors Trust	6.0%	6.0%
SA Morgan Stanley International Equities	3.0%	3.0%
SA Oppenheimer Main Street Large Cap	3.0%	4.0%
SA PineBridge High-Yield Bond	4.0%	3.0%
SA Pyramis Real Estate	3.0%	3.0%
SA Wellington Government and Quality Bond	8.0%	8.0%
SA Wellington Real Return	5.0%	3.0%
Total	100.00%	100.00%

Option 3	100% in accordance with the requirements outlined in the table below:

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
A. Bond, Cash and Fixed Accounts	Minimum 20% Maximum 100%

SA DFA Ultra Short Bond

SA Federated Corporate Bond

SA Goldman Sachs Global Bond

SA JPMorgan MFS Core Bond

SA Wellington Government and Quality Bond

SA Wellington Real Return

Fixed Accounts

1-Year Fixed (if available)

B. Equity Maximum	Minimum 0% Maximum 80%

Franklin Founding Funds Allocation VIP Fund

Franklin Income VIP Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Comstock Fund

Invesco V.I. Growth and Income Fund

Lord Abbett Growth and Income

Lord Abbett Mid Cap Stock

SA AB Growth

SA AB Small & Mid Cap Value

SA American Funds Asset Allocation

SA American Funds Global Growth

SA American Funds Growth

SA American Funds Growth-Income

SA Dogs of Wall Street

SA Edge Asset Allocation

SA Franklin Foreign Value

SA Janus Focused Growth

SA JPMorgan Balanced

SA JPMorgan Equity-Income

SA JPMorgan Global Equities

SA Legg Mason BW Large Cap Value

SA MFS Blue Chip Growth

SA MFS Massachusetts Investors Trust

SA MFS Telecom Utility

SA MFS Total Return

SA Morgan Stanley International Equities

SA Oppenheimer Main Street Large Cap

SA PineBridge High-Yield Bond Portfolio

SA Putnam International Growth and Income

SA Wellington Capital Appreciation

SA Wellington Growth

SA WellsCap Aggressive Growth

SA WellsCap Fundamental Growth

C. Limited Equity	Minimum 0% Maximum 20%

SA Boston Company Capital Growth

SA Columbia Technology

SA Franklin Small Company Value

SA Invesco Growth Opportunities

SA JPMorgan Emerging Markets

SA JPMorgan Mid-Cap Growth

SA Pyramis Real Estate

SA Wellington Natural Resources

Dated: March 27, 2018

Please keep this Supplement with your Prospectus